Exhibit 10.2

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 27, 2016 (this “Agreement”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrowers, the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth in Section 1 below; and

WHEREAS, the Lenders have agreed to provide the requested amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) In the definition of “Disposition” in Section 1.01 of the Credit Agreement:

(i) Clause (iii) of the first sentence is hereby amended and restated in its entirety to read as follows:

(iii) any sale, rental, lease, license, transfer or other disposition of Property by the Company or any Subsidiary (directly or indirectly) to any Loan Party, provided that the Loan Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may reasonably request so as to cause the Loan Parties to be in compliance with the terms of Section 7.14 after giving effect to such transaction,

(ii) The second reference to “(vii)” in the first sentence is hereby replaced with a reference to “(viii)”.

(b) The last sentence in the definition of “Disposition” in Section 1.01 of the Credit Agreement is hereby amended to delete the “or” immediately preceding clause (y), replace it with a comma and add the following immediately preceding the period:

or (z) any Restricted Payment permitted under Section 8.06

(c) Clause (a) of Section 8.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) (i) each Subsidiary may make Restricted Payments (directly or indirectly) to any Loan Party and (ii) each Foreign Subsidiary may make Restricted Payments (directly or indirectly) to any other Foreign Subsidiary;

2. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantors, the Required Lenders and Bank of America, N.A, as Administrative Agent.

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Agreement.

(c) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d) The Borrowers and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(e) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default

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(f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g., PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE V (US), LLP, a Delaware limited liability partnership

By: QSI FINANCE IV (CANADA) ULC, its managing partner

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

GUARANTORS:	1 DIAMOND, LLC
AMERICAN INTERNATIONAL MARITIME LOGISTICS, LLC
ARNETT & BURGESS PIPELINERS (ROCKIES) LLC
BRENT WOODWARD, INC.
BRINK CONSTRUCTORS, INC.
CONAM CONSTRUCTION CO.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
DOMINO HIGHVOLTAGE SUPPLY, LLC
FIVE POINTS CONSTRUCTION CO.
HARGRAVE POWER, INC.
HERITAGE MIDSTREAM, LLC
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE SERVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
J.C.R. CONSTRUCTION CO., INC.
JET TANK SERVICE, LLC
J.W. DIDADO ELECTRIC, LLC
LAZY Q RANCH, LLC
MANUEL BROS., INC.
MEARS CONSTRUCTION, LLC
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
MERCER SOFTWARE SOLUTIONS, LLC
M. G. DYESS, INC.
MICROLINE TECHNOLOGY CORPORATION
M. J. ELECTRIC, LLC
NORTHERN POWERLINE CONSTRUCTORS, INC.
NORTH SKY ENGINEERING, INC.
NORTHSTAR ENERGY SERVICES, INC.
NOVA EQUIPMENT LEASING, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
NPC ENERGY SERVICES LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
PHOENIX POWER GROUP, INC.
POTELCO, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PROBST ELECTRIC, INC.
PWR FINANCIAL COMPANY
PWR NETWORK, LLC

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

QPS ENGINEERING, LLC
QSI FINANCE I (US), INC.
QSI, INC.
QUANTA ASSET MANAGEMENT LLC
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA DELAWARE, INC.
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ENERGY SERVICES, LLC
QUANTA EQUIPMENT COMPANY, LLC
QUANTA FIELD SERVICES, LLC
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA HOLDINGS 1 GP, LLC
QUANTA INLINE DEVICES, LLC
QUANTA INTERNATIONAL SERVICES, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA MARINE SERVICES, LLC
QUANTA PIPELINE SERVICES, INC.
QUANTA-POTELCO ELECTRICAL UTILITIES, LLC
QUANTA POWER GENERATION, INC.
QUANTA POWER, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA SUBSURFACE, LLC
QUANTA TECHNOLOGY, LLC
QUANTA TELECOMMUNICATION SERVICES, LLC
QUANTA UTILITY INSTALLATION COMPANY, INC.
REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
RMS HOLDINGS, LLC
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.
T. G. MERCER CONSULTING SERVICES, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
UNDERGROUND CONSTRUCTION CO., INC.
UTILIMAP CORPORATION
UTILITY LINE MANAGEMENT SERVICES, INC.
WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA RECEIVABLES, LP

By:	PWR Network, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Henry Pennell
	Name:	Henry Pennell
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Meagan Pernes
	Name:	Meagan Pernes
	Title:	Assistant Vice President

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

BOKF, NA dba Bank of Texas,
as a Lender

By:	/s/ H. M. Sultanik
Name:	H. M. Sultanik
Title:	Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

PNC Bank, National Association
as a Lender

By:	/s/ Madeline L. Moran
Name:	Madeline L. Moran
Title:	Assistant Vice President

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

CITIBANK, N.A.,
as a Lender

By:	/s/ Cynthia Goodwin
Name:	Cynthia Goodwin
Title:	S.V.P.

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

SUNTRUST BANK,
as a Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

COMPASS BANK,
as a Lender

By:	/s/ Khoa Duong
Name:	Khoa Duong
Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

REGIONS BANK,
as a Lender

By:	/s/ Jerry Wells
Name:	Jerry Wells
Title:	Director

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

ZB, N.A. dba Amegy Bank,
as a Lender

By:	/s/ Kelly Nash
Name:	Kelly Nash
Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Jason Upham
Name:	Jason Upham
Title:	Assistant Vice President

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Lender

By:	/s/ Mark Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

Branch Banking & Trust Company,
as a Lender

By:	/s/ Matt McCain
Name:	Matt McCain
Title:	Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

Wells Fargo Bank, N.A.,
as a Lender

By:	/s/ Dhiren Desai
Name:	Dhiren Desai
Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.